Exhibit 99.1

Annual Meeting April 8, 2004

Proposals Elect three directors to serve a term expiring in 2007 Sally Dean William Kling Lance Odden

Proposals Elect three directors to serve a term expiring in 2007 Amend the 2001 Stock Plan Amend the 1999 Outside Director Restricted Stock Compensation Plan Approve the Short Term Incentive Program

In our presentations to you today and in the course of answering your questions, we may make statements that are "forward-looking." Statements of our plans, initiatives, expectations, objectives, strategies, forecasts, expected results and similar expressions identify forward-looking information and can be identified by words such as "anticipate," "expect," "intend," and similar expressions, which may include statements and assumptions about our balanced revenue model, projected revenues and earnings, our expectations for growth, the anticipated effects of recent events and forecasted economic conditions on our business and customers, projected trends or changes in asset quality, asset valuations, interest margins, or other financial performance measures, and any other items that are not historical facts. These statements are not guarantees of future performance or events and our actual accomplishment of the plans we will discuss with you today involve certain risks and uncertainties that are difficult to predict. Therefore, actual future events may differ materially from what we discussed here today. Our results are affected by a variety of factors including, but not limited to changes in interest rates, consumer and commercial demand for credit, the credit quality of our borrowers and the levels of reserves we have for losses reflected both in our allowance for loan and lease losses and in our valuation of home equity residuals, as well as changes in the secondary market for our products and funding sources, difficulty in effectively adjusting credit standards, and legislative as well as regulatory changes. We undertake no obligation to update publicly any of these statements in light of future events, except as required in subsequent periodic reports we file with the Securities and Exchange Commission. For a more complete explanation of various factors that may affect our future results, we refer you to the risk factors and other cautionary language contained in our report on Form 10-K on file with the SEC.

Agenda Corporate strategy Performance in 2003 Operating environment Results Outlook for 2004

17,345 9,314 Five Major Trends

Banking consolidation Growth of small businesses Five Major Trends "Small businesses are responsible for virtually all new jobs through creation of new firms as well as expansion of existing small businesses." -- U.S. Small Business Administration

Banking consolidation Growth of small businesses Changing demographics of home buyers Source: US Department of Housing & Urban Development Five Major Trends 185.8% 29.6% 126.5% 79.5%

Banking consolidation Growth of small businesses Changing demographics of home buyers Growth in unsecured consumer debt Five Major Trends Source: Federal Reserve Statistic Report, January 2004

Banking consolidation Growth of small businesses Changing demographics of home buyers Growth in unsecured consumer debt Volatility in financial markets Five Major Trends If IMC volume falls in line with industry forecasts (down 40- 45%)

Banking consolidation Growth of small businesses Changing demographics of home buyers Growth in unsecured consumer debt Volatility in financial markets Commercial Lines of Business Five Major Trends

Commercial Banking Deposit services to small businesses and consumers who value convenience Commercial lending, cash management, and private banking needs of small businesses and owners 7 Midwest and Rocky Mountain States Growth segment of economy Customers who value personalized service

Commercial Banking Combination of flexibility and size People-led strategy Backed by technology Strong credit function and reserves to NPLs Criteria for market selection Diverse, growing metropolitan economy Disruption from consolidation Experienced local management Avg. 16 years experience

Portfolio integration & slowing economy 1990 94.9 1991 103.4 1992 109 1993 135 1994 147.3 1995 166.6 1996 202.7 1997 262.3 1998 350.9 1999 557 YTD00 800.5 2000 890 3Q01 1400 2001 1515 1Q02 1581 1H02 1711 YTD 02 1795 2002 1823 1Q03 1850 2Q03 1901 YTD 03 1968 2003 1988 Commercial Banking Loan Growth 34% 59% 60% 70% 20% Seasoned loan relationships-new to Irwin $ Millions 9%

IUB Reserves Annualized Charge-Offs FDIC Peer 1995 1.18 0.52 1996 1.42 0.33 1997 1.35 0.31 1998 1.3 0.11 0 1999 1.02 0.13 2000 0.86 0.17 1Q01 0.85 0.12 2Q01 0.86 0.1 3Q01 0.86 0.19 4Q01 0.97 0.28 1Q02 1.02 0.18 2Q02 1.04 0.14 3Q02 1.06 0.32 4Q02 1.15 0.21 1Q03 1.15 0.21 2Q03 1.13 0.25 3Q03 1.12 0.2 4Q03 1.11 0.3 % of Total Loans Commercial Banking Charge-Offs and Reserves Long-term pricing assumptions Peer Data Source: FDIC Quarterly Banking Profile for Similarly-Sized Banks

IUB Reserves Annualized Charge-Offs FDIC Peer 1995 1.18 0.52 1996 1.42 0.33 1997 1.35 0.31 1998 1.3 0.11 0.67 1999 1.02 0.13 0.68 2000 0.86 0.17 0.7 1Q01 0.85 0.12 0.73 2Q01 0.86 0.1 0.73 3Q01 0.86 0.19 0.83 4Q01 0.97 0.28 1.03 1Q02 1.02 0.18 0.94 2Q02 1.04 0.14 0.94 3Q02 1.06 0.32 0.82 4Q02 1.15 0.21 0.68 1Q03 1.15 0.21 0.49 2Q03 1.13 0.25 0.59 3Q03 1.12 0.2 0.52 4Q03 1.11 0.3 0.52 % of Total Loans Commercial Banking Charge-Offs and Reserves Long-term pricing assumptions Peer Data Source: FDIC Quarterly Banking Profile for Similarly-Sized Banks

Average bal 1995 382.1 1996 435.1 1997 458.5 1998 519.4 1999 572 2000 688.1 3Q01 2001 1135.9 2Q01 949.2 2Q02 1318.2 3Q02 1422 2002 1517 1Q03 1571 6/30/2003 1695 9/30/2003 1707 2003 1752 $ Millions CAGR 21% Since 1995 Core Deposit Growth 65% 20% 34% 15%

Commercial Finance Vendor-based small ticket equipment leasing in US and Canada Franchise financing in US Market positioning based on service orientation rather than price Two product lines:

Banking consolidation Growth of small businesses Changing demographics of home buyers Growth in unsecured consumer debt Volatility in financial markets Consumer Lines of Business Five Major Trends

2003 originations of $22.7 billion $29.7 billion servicing portfolio at 12/31/03 Mortgage Lending Conforming first mortgage loans No retained credit risk after sale All sold with GSE or government agency enhancement

Mortgage Lending First time homebuyers 10th largest GNMA issuer** New correspondent lending channel Serving small correspondents 2003 originations $6.3 billion Greater operating leverage than retail or broker-easier to scale through interest rate changes *By $, Mortgage Banking, February 2004 **Inside Mortgage Finance 1/9/04 Non-traditional customer segments Production and servicing platforms tailored to needs of minority borrowers. As of 3Q 2003, 35th largest originator overall*, but 18th largest originator to Hispanic community 14th largest originator to African American community

1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 1H99 1H00 YTD 3Q99 YTD00 2000 1Q00 1Q01 1H00 1H01 3Q00 3Q01 2001 1Q01 1Q02 1H01 1H02 YTD 01 YTD 02 2002 1Q03 2Q03 YTD 03 2003 Govt. Purch 0.001 0.002 0.003 0.004 0.005 0.006 0.007 0.008 0.008 0.009 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 Govt. Refi 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 Government 0.744 1.123 1.711 2.248 1.547 1.385 2.197 2.536 3.142 2.704 1.452 1.071 2.48 1.714 2.2 0.517 0.756 1.071 1.657 1.714 2.971 3.438 0.756 0 1.657 1.462 2.971 2.469 3.652 1.095 1.303 4.1 5.127 Conv. Purch 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 Conv. Refi 0.001 0.001 0.002 0.003 0.003 0.004 0.004 0.003 0.003 0.002 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 Conventional and Other 0.492 0.93 1.709 1.97 1.253 1.544 2.554 2.434 5.213 2.695 1.872 0.786 2.289 1.272 1.8 0.345 1.135 0.786 2.702 1.272 3.416 5.787 1.135 0 2.702 2.385 3.416 4.389 7.76 4.382 5.935 15.6 17.541 $ Billions Mortgage Loan Originations

Industry Volume 1985 1986 1987 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2003* Total Originations 0.2898 0.4994 0.5072 0.4463 0.4529 0.4584 0.5621 0.8937 1.0199 0.7731 0.6394 0.7853 0.8497 1.657 1.377 1.139 2.143 2.854 3.185 3.7 Refinance 0.05217 0.15981 0.14709 0.08034 0.08606 0.10544 0.16863 0.42898 0.56095 0.24599 0.1596 0.22771 0.25842 0.862 0.499 0.234 1.383 1.757 2.1021 2.5 Purchase 0.23763 0.33959 0.36011 0.36596 0.36684 0.35296 0.39347 0.46472 0.45895 0.52271 0.4788 0.55749 0.57518 0.795 0.878 0.905 0.76 1.097 1.0829 1.1 Forecast CAGR 10% $ Trillions 2003 Annualized from 3Q03 Data Source: Mortgage Bankers Association

1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 YTD00 1Q01 1H00 1H01 3Q00 3Q01 2001 1Q01 1Q02 1H01 1H02 YTD 01 YTD 02 2002 1Q03 2Q03 YTD 03 2003 Government/State Servicing 1.167332448 1.8452441 3.116729755 4.434787574 5.393432181 5.817959278 6.729015599 7.571288281 8.396191938 8.716216124 8.4 8.3 8 8.5 8 8.3 8.541 8.15 8 8 6.9 8.541 7.6 6.75 7.35 7.66 8.31716 7.63 Conventional Servicing 0.724616415 1.145564164 2.353775083 3.474300323 3.425552854 4.483954785 4.081972169 3.142260695 2.846277568 1.771895709 0.8 1.8 1.7 1.75 2.4 1.8 3.159 4.725 1.7 2.4 6.6 3.159 7.6 10.04 13.1 17.04 20.11584 22 $ Billions Servicing Portfolio

Underwritten on cash flow, but with a lien on the home Losses have been > 1st mortgages; < credit cards Home Equity Lending Niche strategy: Target creditworthy homeowners Large market with service sensitive segments Strong servicing function-"Above Average" ratings from NRSROs Primarily debt consolidation home equity loans and lines of credit HLTV for prime and near-prime customers

Home Equity Loan Portfolio 1998 1999 2000 2001 2002 1Q03 2Q03 YTD 03 2003 Portfolio with Credit Risk 0.581 0.778 1.626 2.065 1.83 1843 1699 1540 1.513 Serviced for Others - 0.64 0.2 0.253 0.673 705 880 1009 1.055 $ Billions

Banking consolidation Growth of small businesses Changing demographics of home buyers Growth in unsecured consumer debt Volatility in financial markets Balanced Revenue Model Internal Capital Generation Five Major Trends

Balanced Revenue Model When Interest Rates Fall Normally due to a weak economy Production Servicing Mortgage Banking Effect of higher credit expense and lower loan growth Commercial Banking Home Equity Lending Commercial Finance

Balanced Revenue Model When Interest Rates Rise Normally due to a strengthening economy Production Servicing Mortgage Banking Commercial Banking Home Equity Lending Commercial Finance Effect of lower credit expense and higher loan growth

Core Earnings ROE 1990 4.6 13.5 1991 6.7 16.93 1992 12.9 26.51 1993 15.6 24.9 1994 18.2 23.9 1995 20.1 22.6 1996 22.4 20.6 1997 24.4 19.9 1998 30.5 22.84 1999 33.2 21.5 2000 35.7 20.7 1Q00 8.5 1Q01 9.2 2Q00 17 201 22 3Q00 26.1 3Q01 33.4 2001 45.5 21.8 1Q01 9.2 1Q02 1H01 22 22.5 1H02 17.9 12 Est. 02 36 Est. 03 54 YTD 01 33.4 YTD 02 26.125 2002 53.3 2003 72.8 Consolidated Net Income $ Millions Rising Rates Rising Rates Recession Falling Rates Asian and Russian Debt Crisis/ Falling Rates Home Equity GOS Transition & Recession/ Falling Rates Regional Real Estate Deflation

Internal Capital for Growth Mortgage Banking Avg. ROE 49% CAGR in Balance Sheet* 12% Non-Capital Intensive LOB * Figures are for period from 12/98 to 9/03 and calculated under capital rules in existence at time of original report. CAGR in Balance Sheet represents change in risk-based assets. Capital Intensive "Portfolio" LOBs Commercial Banking Avg. ROE 13% CAGR in Balance Sheet* 32% Home Equity Lending Avg. ROE 12% CAGR in Balance Sheet* 25 % Commercial Finance Start-up: Target 15% Capital Constraint on balance sheet growth without changing leverage or dilution: Growth Rate = Return on Equity - Payout Ratio

Agenda Corporate strategy Performance in 2003 Operating environment

2003 Operating Environment GDP growth strong, esp. in second half The beginning and end of the March 2001 Recession Highest Growth in almost 20 years! %

2003 Operating Environment Job growth was poor Payroll employment: index = 1.0 at trough Trough

2003 Operating Environment Uneven economic recovery GDP growth strong "Jobless" recovery Mixed picture on credit quality Commercial credit good Consumer credit weak

2003 Operating Environment Interest rates remained low

1995 1996 1997 1998 1999 2000 2001 2002 2003 Total 3.559 5.086 5.397 8.944 5.877 4.092 9.226 11.412 22.669 $ Billions Mortgage Originations Fueled Earnings

But Credit Costs Were High $ Millions (pre-tax) 2001 2002 2003 Provision for Loan and Lease Losses $18 $44 $48 Home Equity Loan Residual Impairment 38 26 52 Total Credit Costs $56 $70 $100

Home Equity Lending Have taken corrective steps Raised underwriting standards Reduced high loan-to-value lending Believe home equity-secured lending is an important part of our mix 2003 was a significant disappointment and not acceptable to us Signs of improvement in 2nd half

Core Earnings EPS 1990 4.6 1991 6.7 1992 12.9 1993 15.6 1994 18.2 1995 20.1 1996 22.4 1997 24.4 1998 30.5 o 1999 33.2 2000 35.7 1Q00 8.5 1Q01 9.2 2Q00 17 201 22 3Q00 26.1 3Q01 33.4 2001 45.5 1Q01 9.2 1Q02 1H01 22 1H02 17.9 Est. 02 36 Est. 03 54 YTD 01 33.4 YTD 02 26.12 2002 53.3 2003 72.8 Consolidated Net Income Net Income $ Millions

Core Earnings EPS 1990 4.6 0.205 1991 6.7 0.295 1992 12.9 0.56 1993 15.6 0.665 1994 18.2 0.775 1995 20.1 0.875 1996 22.4 0.965 1997 24.4 1.08 1998 30.5 1.38 1999 33.2 1.51 2000 35.7 1.67 1Q00 8.5 1Q01 9.2 2Q00 17 201 22 3Q00 26.1 3Q01 33.4 2001 45.5 2 1Q01 9.2 1Q02 1H01 22 1H02 17.9 Est. 02 36 Est. 03 54 YTD 01 33.4 YTD 02 26.12 2002 53.3 1.89 2003 72.8 2.45 Earnings Per Share $ CAGR in EPS 10yr = 14% 5yr = 12%

Core Earnings ROE 1990 4.6 13.5 1991 6.7 16.93 1992 12.9 26.51 1993 15.6 24.9 1994 18.2 23.9 1995 20.1 22.6 1996 22.4 20.6 1997 24.4 19.9 1998 30.5 22.84 1999 33.2 21.5 2000 35.7 20.7 1Q00 8.5 1Q01 9.2 2Q00 17 201 22 3Q00 26.1 3Q01 33.4 2001 45.5 21.8 1Q01 9.2 1Q02 1H01 22 1H02 17.9 Est. 02 36 Est. 03 54 YTD 01 33.4 YTD 02 26.12 2002 53.3 16.7 2003 72.8 18.37 Percent Return On Equity

3 Year 3/1/2001 6/1/2001 9/1/2001 12/1/2001 3/1/2002 6/1/2002 9/1/2002 12/1/2002 3/1/2003 6/1/2003 9/1/2003 12/1/2003 3/1/2004 Nasdaq 100 117.4421006 81.4450132 105.9850239 100.3309315 79.51104735 63.68991338 72.57181051 72.87937574 88.18319151 97.10258333 108.8634215 108.3662091 S&P 100 105.5234287 89.71068575 98.94426586 98.88480001 85.30504253 70.26277007 75.82498082 73.09817035 83.98472848 85.83506416 95.82791103 97.05945722 IFC 100 119.0532544 98.93491124 80.47337278 88.56804734 95.14792899 80.47337278 78.10650888 92.26035503 122.6035503 115.0295858 148.6390533 127.7159763 1 Year 3/31/2003 6/3/2004 9/30/2004 12/31/2003 3/31/2004 Nasdaq 100 120.9988294 133.2373972 149.3747996 148.6925595 S&P 100 114.8930652 117.4243675 131.0948148 132.7795987 IFC 100 132.8886609 124.6793227 161.1082606 138.4299641 10 Year 3/1/1994 6/1/1994 9/1/1994 12/1/1994 3/1/1995 6/1/1995 9/1/1995 12/1/1995 3/1/1996 6/1/1996 9/1/1996 12/1/1996 3/1/1997 6/1/1997 9/1/1997 12/1/1997 3/1/1998 6/1/1998 9/1/1998 12/1/1998 3/1/1999 6/1/1999 9/1/1999 12/1/1999 3/1/2000 6/1/2000 9/1/2000 12/1/2000 3/1/2001 6/1/2001 9/1/2001 12/1/2001 3/1/2002 6/1/2002 9/1/2002 12/1/2002 3/1/2003 6/1/2003 9/1/2003 12/1/2003 3/4/200 4 Nasdaq 100 94.95198128 102.8192505 101.1433029 109.9198343 125.5548382 140.3626288 141.5193823 148.142469 159.3925699 165.0270358 173.6515751 164.3262583 193.9673957 226.7358029 211.2218546 246.910392 254.8543298 227.8320286 294.9304603 331.0736287 361.2998682 369.3756221 550.9792053 615.0741129 533.4664945 494.017163 332.3003255 247.5264305 290.7002394 201.597934 262.3409464 248.3455734 196.8108573 157.6493692 179.6344121 180.3957173 218.2767062 240.3545584 269.4657413 268.2350093 S&P 100 99.6635036 103.800166 103.0284676 112.3247415 122.2042757 131.1012406 138.1721516 144.8056172 150.6673845 154.1848936 166.1708953 169.845436 198.564282 212.5042062 217.6974673 247.1566054 254.3553851 228.1468022 275.7543128 288.5725823 307.941315 287.7515311 329.5982233 336.1778496 326.3117751 322.2536286 296.1796442 260.2979115 274.675281 233.5150414 257.5498575 257.3950692 222.0472441 182.8925231 197.3708415 190.2730107 218.6104942 223.4268793 249.438051 252.64374 IFC 100 97.8021978 119.7802198 117.5824176 136.2637363 151.6483516 156.043956 175.2756044 194.5054945 172.5274725 186.8131868 217.5824176 239.5604396 259.3406593 327.4725275 368.1406593 494.5054945 510.9978022 432.967033 478.0307692 352.7472527 342.8571429 352.756044 313.1956044 263.7362637 253.8549451 287.9120879 372.5362637 371.4285714 442.1978022 367.4725275 298.9010989 328.967033 353.4065934 298. 9010989 290.1098901 342.6813187 455.3846154 427.2527473 552.0879121 474.3736264 Stock Market Total Return As of 3/31/04 5 Year 3/1/1999 6/1/1999 9/1/1999 12/1/1999 3/1/2000 6/1/2000 9/1/2000 12/1/2000 3/31/2001 6/1/2001 9/1/2001 12/1/2001 3/1/2002 6/1/2002 9/1/2002 12/1/2002 3/1/2003 6/1/2003 9/1/2003 12/1/2003 3/31/2004 Nasdaq 100 109.1297635 111.5690258 166.421955 185.781669 161.1322824 149.2167059 100.3705208 74.76476802 87.80531405 60.89217518 79.23945722 75.01218819 59.4462501 47.61761599 54.25814577 54.48809621 65.92995856 72.59852117 81.39148452 81.01974486 S&P 100 106.7119103 99.71547844 114.2167495 116.4968088 113.0778858 111.671603 102.6361 90.20188593 95.18412276 80.92073043 89.24959382 89.19595451 76.94675715 63.37834371 68.39556271 65.93592823 75.75580898 77.42484666 86.43858299 87.54946089 IFC 100 97.19626168 100.0024922 88.78753894 74.76635514 71.96510903 81.61993769 105.6099688 105.2959502 125.3582555 104.1744548 84.73520249 93.25856698 100.1869159 84.73520249 82.24299065 97.14641745 129.0965732 121.1214953 156.5109034 134.4797508 1 Year Nasdaq S&P IFC

Agenda Corporate strategy Performance in 2003 Operating environment Results Outlook for 2004

Outlook for 2004 Expanded commercial and consumer portfolios Expanded core deposits Significant mortgage servicing portfolio growth Tightened credit standards-anticipate lower credit costs going forward In Summary, We Anticipate Growing EPS in 2004

Questions

John T. Hackett Joined Irwin 1981 Retiring 2004

Two Decades of Change 1981 2003 Employees 330 3500 Number of Offices 10 188 Locations 4 States 32 States and 5 Provinces

Assets at 12/31 1981 0.3 1982 0.3 1983 0.3 1984 0.3 1985 0.3 1986 0.4 1987 0.3 1988 0.3 1989 0.4 1990 0.4 1991 0.6 1992 0.6 1993 0.7 1994 0.9 1995 1 1996 1.3 1997 1.5 1998 1.7 1999 1.9 2000 2.4 2001 3.4 2002 4.9 2003 5 Asset Growth 1981-2003 $ Billion CAGR 14% $5 Billion $0.3 Billion Irwin Union Corporation Irwin Financial Corporation

Net Income 1981 0.301 1982 0.479 1983 0.349 1984 1.653 1985 2.191 1986 3.158 1987 2.247 1988 4.118 1989 4.024 1990 4.613 1991 6.651 1992 12.866 1993 15.588 1994 18.216 1995 20.083 1996 22.428 1997 24.444 1998 30.503 1999 33.156 2000 35.666 2001 45.341 2002 53.328 2003 72.8 Consolidated Net Income Growth $ Million $301 Thousand $72 Million CAGR 28%

Stock Price 12/30/1980 0.347 1/30/1981 0.347 2/28/1981 0.347 3/30/1981 0.347 4/30/1981 0.361 5/30/1981 0.361 6/30/1981 0.361 7/30/1981 0.333 8/30/1981 0.333 9/30/1981 0.333 10/30/1981 0.333 11/30/1981 0.333 12/30/1981 0.333 1/30/1982 0.333 2/28/1982 0.333 3/30/1982 0.333 4/30/1982 0.333 5/30/1982 0.306 6/30/1982 0.278 7/30/1982 0.278 8/30/1982 0.278 9/30/1982 0.278 10/30/1982 0.25 11/30/1982 0.25 12/31/1982 0.25 1/31/1983 0.25 2/28/1983 0.264 3/31/1983 0.306 4/30/1983 0.333 5/31/1983 0.354 6/30/1983 0.375 7/31/1983 0.375 8/31/1983 0.375 9/30/1983 0.375 10/31/1983 0.375 11/30/1983 0.368 12/31/1983 0.361 1/31/1984 0.403 2/29/1984 0.403 3/31/1984 0.403 4/30/1984 0.375 5/31/1984 0.389 6/30/1984 0.389 7/31/1984 0.403 8/31/1984 0.403 9/30/1984 0.403 10/31/1984 0.417 11/30/1984 0.431 12/31/1984 0.431 1/31/1985 0.458 2/28/1985 0.542 3/31/1985 0.556 4/30/1985 0.778 5/31/1985 0.778 6/30/1985 0.944 7/31/1985 0.972 8/31/1985 0.972 9/30/1985 0.972 10/31/1985 1.083 11/30/1985 1.25 12/31/1985 1.194 1/31/1986 1.194 2/28/1986 1.167 3/31/1986 1.167 4/30/1986 1.181 5/31/1986 1.444 6/30/1986 1.361 7/31/1986 1.361 8/31/1986 1.278 9/30/1986 1.167 10/31/1986 1.222 11/30/1986 1.194 12/31/1986 1.139 1/31/1987 1.194 2/28/1987 1.194 3/31/1987 1.167 4/30/1987 1.083 5/31/1987 1.083 6/30/1987 1.069 7/31/1987 1.069 8/31/1987 1.069 9/30/1987 1.069 10/31/1987 0.75 11/30/1987 0.694 12/31/1987 0.639 1/31/1988 0.778 2/29/1988 0.764 3/31/1988 0.806 4/30/1988 0.806 5/31/1988 0.806 6/30/1988 0.778 7/31/1988 0.764 8/31/1988 0.75 9/30/1988 0.736 10/31/1988 0.806 11/30/1988 0.833 12/31/1988 0.944 1/31/1989 1.028 2/28/1989 1.083 Stock Price (adj.) 1981-2003 $ $0.33 $31.40 CAGR 23%